Exhibit 99.1

KPMG LLP	Tel +44 (0) 113 231 3000
1 Sovereign Square	Fax +44 (0) 113 231 3200
Sovereign Street
Leeds LS1 4DA
United Kingdom

Private & confidential
The Directors	Your ref	Falcon
GS Mortgage-Backed Securities Trust
2026-IRPM1 Designated Activity Company
3rd Floor, Waterloo Exchange
Waterloo Road
Dublin 4, D04 E5W7
Ireland

Penryn Funding 2024 DAC

The Sidings, 4th Floor

Grand Canal Quay

Dublin 2, D02 E7K8

Ireland

Goldman Sachs International

Plumtree Court

25 Shoe Lane

London, EC4A4AU

United Kingdom

24 September 2026

Dear All

Engagement to perform agreed-upon procedures in relation to a portfolio of Irish mortgage loans proposed to be the subject of a securitisation

In accordance with the terms of our engagement letter dated 18 June 2026 (the “Engagement Letter”) and our variation letter dated 13 August 2026 (the “Variation Letter”), we have performed certain agreed-upon procedures in relation to the portfolio of Irish mortgage loans referred to above proposed to be the subject of a securitisation (the “Securitisation”). This letter reports on our performance of those agreed-upon procedures (the “Data AUP Letter”). This Data AUP Letter is confidential and agreed disclosure restrictions apply.

This Data AUP Letter is addressed to the directors of GS Mortgage-Backed Securities Trust 2026-IRPM1 Designated Activity Company (the “Issuer”), Penryn Funding 2024 DAC (the “Seller”) and Goldman Sachs International (the “Arranger”) and collectively all addressees of this Data AUP Letter are referred to as the “Data AUP Letter Recipients”.

The procedures that we will perform are solely for the purpose of assisting you in determining the accuracy of data that you are preparing in connection with the Securitisation and so may not be suitable for any other purpose. We will not accept any responsibility to any other party to whom our Data AUP Letter is shown or into whose hands it may come.

KPMG LLP, a UK limited liability partnership and a member firm of the
KPMG global organisation of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Registered in England No OC301540
Registered office: 15 Canada Square, London, E14 5GL
For full details of our professional regulation please refer to
‘Regulatory information’ under ‘About’ at www.kpmg.com/uk

Document Classification - KPMG Confidential

KPMG LLP Engagement to perform agreed-upon procedures in relation to a portfolio of Irish mortgage loans proposed to be the subject of a securitisation 24 September 2026

Responsibilities of the Data AUP Letter Recipients

It is the responsibility of the Data AUP Letter Recipients to determine the sufficiency of these procedures agreed with them for their own purposes. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purposes for which this report has been requested or for any other purpose.

The Data AUP Letter Recipients have acknowledged that the agreed-upon procedures are appropriate for the purpose of the engagement. The Seller is responsible for the subject matter on which the agreed-upon procedures are performed.

Our Responsibilities

Our engagement was undertaken in accordance with International Standard on Related Services 4400 (Revised), Agreed-Upon Procedures Engagements issued by the International Auditing and Assurance Standards Board. An agreed-upon procedures engagement involves our performing the procedures that have been agreed with the Data AUP Letter Recipients, and reporting the factual findings, which are the factual results of the agreed-upon procedures performed. We make no representation regarding the appropriateness of the agreed-upon procedures.

This agreed-upon procedures engagement is not an assurance engagement. Accordingly, we do not express an opinion or an assurance conclusion.

Had we performed additional procedures, other matters might have come to our attention that would have been reported.

Professional Ethics and Quality Control

We have complied with the ethical requirements in the ICAEW Code of Ethics issued by the Institute of Chartered Accountants in England and Wales. For the purpose of this engagement, there are no independence requirements with which we are obliged to comply.

We apply International Standard on Quality Control (UK) 1 Quality Control for Firms that Perform Audits and Reviews of Financial Statements, and Other Assurance and Related Services Engagements. Accordingly, we maintain a comprehensive system of quality control including documented policies and procedures regarding compliance with ethical requirements and professional standards as well as applicable legal and regulatory requirements.

Document Classification - KPMG Confidential	2

KPMG LLP Engagement to perform agreed-upon procedures in relation to a portfolio of Irish mortgage loans proposed to be the subject of a securitisation 24 September 2026

Procedures and Findings

The procedures performed were not intended to satisfy any criteria for due diligence published by any nationally recognised statistical rating organisation (“NRSRO”).

Service A - Pool Agreed-Upon Procedures

We have been provided with a data file entitled “Project Falcon Aug 5th Datatape v2 - Regulation & DOB.xIsx” containing details relating to a portfolio of 1,055 Irish mortgage loans as at 5 August 2026 (the “Portfolio Date”) (the “Extraction File”) proposed to be the subject of a securitisation (the “Portfolio”). A sample of 350 items was drawn at random from the 1,027 Irish mortgage loans, contained within the Extraction File, that were originated between 1 January 2026 and 31 July 2026 (the “Sample”). The number of items in the Sample was determined on the basis described in the scope of services (the “Scope of Services”) attached as Appendix A.

The Seller, or Nua Money Limited (the “Mortgage Portfolio Servicer”), has subsequently provided to us source documentation relating to the Irish mortgage loans in the Sample.

The procedures were performed on the Extraction File and the source documentation (the “Sources”) provided to us by the Seller or the Mortgage Portfolio Servicer. We have not verified or evaluated such Sources and therefore we express no opinion or any other form of assurance regarding the reliability, accuracy or adequacy of the Sources, or as to whether any of the Sources omit any material facts. Furthermore, we express no opinion or any other form of assurance regarding the reliability, accuracy or adequacy of the disclosures in the Extraction File, or any legal matters relating to the Portfolio or the physical existence of the mortgaged properties.

The procedures performed did not address, without limitation: (i) the conformity of the origination of the Portfolio to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of any collateral securing the Portfolio, (iii) the compliance of the originator of the Portfolio with applicable laws and regulations, or (iv) any other factor or characteristic of the Portfolio that would be material to the likelihood that the issuer or the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

Service B - Eligibility Criteria Agreed-Upon Procedures

We have been provided with a data file entitled “Project Robin Aug26 Datatape.xlsx” containing details of 1,423 Irish mortgage loans included in the Portfolio as at 31 August 2026 (the “EC Portfolio Date”) (the “EC Extraction File”). Our work was based on this EC Extraction File.

The procedures were performed on the EC Extraction File provided to us by the Seller. We express no opinion or any other form of assurance regarding the reliability, accuracy or adequacy of the disclosures in the EC Extraction File, or any legal matters relating to the Portfolio or the physical existence of the mortgaged properties. We have performed the agreed-upon procedures set out in the Scope of Services.

Document Classification - KPMG Confidential	3

KPMG LLP Engagement to perform agreed-upon procedures in relation to a portfolio of Irish mortgage loans proposed to be the subject of a securitisation 24 September 2026

Findings

Service A - Pool Agreed-Upon Procedures

The findings from the agreed-upon procedures are set out in Appendix B.

Based on the instructions provided to us and the assumptions set out in the Scope of Services, the following statistical interpretation can be applied to the findings set out in Appendix B: on the basis of the number of differences between the Extraction File and the Sources identified in the Sample (as reported on the ‘Differences’ lines of Appendix B) it can be calculated that there is a 99% level of confidence that not more than X% of the population contains such findings relating to the specified procedure, where X is the relevant percentage reported on the ‘Statistical extrapolation’ lines of Appendix B.

Details of the differences found as a result of the agreed-upon procedures, and listed in Appendix B, are set out in Appendix C.

In relation to Procedure 22, as instructed by the Data AUP Letter Recipients, for each item in the Sample where the Land Registry / Registry of Deeds (RoD) search / Legal Charge / Folio is unavailable and/or the first charge is not yet registered, we have checked that a signed Solicitors Undertaking exists for each loan and contains text relating to the solicitors confirmation regarding registration of the first charge.

Service B - Eligibility Criteria Agreed-Upon Procedures

The findings from the procedures are set out in the ‘Findings’ column in Appendix A - Service B - Agreed-Upon Procedures relating to the eligibility criteria.

General

This Data AUP Letter may only be relied upon in respect of the matters to which it refers and as of its date. In relying upon this Data AUP Letter, you agree (save as may otherwise have been expressly agreed in writing) that we have no responsibility to, and we will not, perform any work subsequent to the date of this Data AUP Letter nor to consider, monitor, communicate or report the impact of any events or circumstances which may occur or may come to light subsequent to the date of this Data AUP Letter.

Document Classification - KPMG Confidential	4

KPMG LLP Engagement to perform agreed-upon procedures in relation to a portfolio of Irish mortgage loans proposed to be the subject of a securitisation 24 September 2026

This Data AUP Letter is not issued in accordance with the professional standards of the American Institute of Certified Public Accountants or the US Public Company Accounting Oversight Board. We will provide separately an executed Form ABS Due Diligence-15E, Certification of Provider of Third-Party Due Diligence Services for Asset-Backed Securities (“Form ABS Due Diligence-15E”), using the form made available by the US Securities and Exchange Commission (“SEC”), to which this Data AUP Letter will be appended. The executed Form ABS Due Diligence-15E will be provided, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with SEC Release No. 34-72936, Nationally Recognized Statistical Rating Organizations (the “SEC Release”), pursuant to which you are required to make publicly available the findings and conclusions of any third-party due diligence report obtained. This Data AUP Letter alone is not to be relied on in the United States and we accept no responsibility for any use that you may make of this Data AUP Letter alone in the United States.

The requirement to make publicly available findings and conclusions includes disclosure of the criteria against which loans were evaluated, and how the evaluated loans compared to those criteria, along with the basis for including any loans not meeting those criteria. This is accomplished by including such information, which will include this Data AUP Letter, in Form ABS-15G, Asset-Backed Securitizer Report Pursuant to Section 15G of the Securities Exchange Act of 1934 (“Form ABS 15G”), which is required to be furnished by the Issuer or underwriter to the SEC through the Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system.

The Issuer, sponsor or underwriter of an asset-backed securitisation is required to maintain a website (the “Rule 17g-5 website”) pursuant to paragraph (a)(3) of Rule 17g-5 of the US Code of Federal Regulations (17 CFR 240.17g-5). The SEC Release requires any NRSRO producing a credit rating to which “third party due diligence services” relate, to publish with its rating any executed Form ABS Due Diligence-15E containing information about the relevant security or money market instrument that the NRSRO receives or obtains through a Rule 17g-5 website. The agreed-upon procedures performed by KPMG on which this Data AUP Letter reports amount to “third party due diligence services” as defined in the SEC Release.

To facilitate a relevant NRSRO meeting this publication obligation, we are required to furnish any executed Form ABS Due Diligence-15E to any such NRSRO. As envisaged by the SEC Release, we will do so by providing the prescribed form to the Issuer, sponsor, or underwriter of the securitisation that maintains the Rule 17g-5 website, or to any NRSRO that requests it. In addition, the SEC Release requires that an NRSRO producing a credit rating publicly disclose each prescribed form that was posted to the Rule 17g-5 website. Such information may therefore be posted on the website of any relevant NRSRO.

Document Classification - KPMG Confidential	5

KPMG LLP Engagement to perform agreed-upon procedures in relation to a portfolio of Irish mortgage loans proposed to be the subject of a securitisation 24 September 2026

Any such publicity shall take place, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with the SEC Release. Accordingly, any party (including rating agencies and investors) obtaining access to this Data AUP Letter as appended to the executed Form ABS Due Diligence-15E or separately is not authorised by KPMG to use or rely upon the Data AUP Letter, any such use or reliance shall take place at the relevant party’s own risk and, to the fullest extent permitted by law, we will have no responsibility and will deny any liability to any such party.

Yours faithfully

KPMG LLP

Attached:

Appendix A	Scope of Services and Findings from Service B
Appendix B	Findings from Service A
Appendix C	Details of Findings from Service A

Document Classification - KPMG Confidential	6

KPMG LLP Engagement to perform agreed-upon procedures in relation to a portfolio of Irish mortgage loans proposed to be the subject of a securitisation 24 September 2026

Appendix A: Scope of Services and findings from Service B

This Appendix sets out the procedures that the Data AUP Letter Recipients have instructed us, and that we have agreed, to perform.

Service A - Pool Agreed-Upon Procedures to be carried out on a sample basis

Provision of a data file

The Data AUP Letter Recipients have informed us that the Seller will provide a data file to us containing a list of Irish mortgage loans proposed to be the subject of a securitisation (the “Portfolio”). We will draw a sample of items at random from the data file (the “Sample”) and will notify the items selected to the Seller. The number of items in the Sample will be determined on the basis described under “Sampling” below.

The Seller will then provide a data file to us containing details relating to items in the Sample as at a date to be determined by the Data AUP Letter Recipients (the “Portfolio Date”) (the “Extraction File”).

The Seller or the Mortgage Portfolio Servicer will also provide source documentation to us that the Data AUP Letter Recipients wish us to use for the purposes of the agreed-upon procedures.

Sampling

Sampling is a process of examining less than the total number of items in a population in order to calculate a statistical interpretation about that population. Sampling techniques inherently assume that the sample is representative of the population as a whole. The Data AUP Letter Recipients have requested that we calculate the sample size based on the total number of items in the Portfolio using the following parameters:

■	Expected deviation rate: 0%

■	Tolerable deviation rate: 1%

■	Confidence level: 99%

on the basis that differences between the data attributes and their respective sources are hypergeometrically distributed. We make no representations regarding the use of, or assumptions underlying the sampling techniques.

Document Classification - KPMG Confidential	7

KPMG LLP Engagement to perform agreed-upon procedures in relation to a portfolio of Irish mortgage loans proposed to be the subject of a securitisation 24 September 2026

Procedures

The procedures that the Data AUP Letter Recipients have instructed us, and that we have agreed, to perform in relation to the information contained in the Extraction File are set out in the table below.

No.	Data attribute in the Extraction File	Level	Procedure	Source/ Recalculation	Tolerance
1	Originator	Loan	For each item in the Sample check if the data attribute per the Extraction File matches the source.	Loan Acceptance / Loan Offer	None
2a	Borrower Name	Borrower	For each item in the Sample check if the data attribute per the Extraction File matches the source.	Loan Acceptance / Loan Offer	Differences attributable to spelling mistakes or contractions are to be treated as matching the source
2b		Borrower

For each item in the Sample check if the data attribute per the Extraction File matches the source.

As instructed by the Data AUP Letter Recipients, where a loan has multiple borrowers in the IT System, check that at least one borrower name per the IT System matches the source.

As instructed by the Data AUP Letter Recipients, where the Land Registry / Registry of Deeds (RoD) search / Legal Charge / Folio is unavailable and/or the first charge is not yet registered (see Procedure 22), the data attribute has been checked to the Solicitors Undertaking.

				Land Registry / Registry of Deeds (RoD) search / Legal Charge / Folio / Irish Law Deed of Conveyance & Assignment (Unregistered Property) or where not available, the Solicitors Undertaking	Differences attributable to spelling mistakes or contractions are to be treated as matching the source
3a	Property Address	Collateral	For each item in the Sample check if the data attribute per the Extraction File matches the source.	Loan Acceptance / Loan Offer	Differences attributable to spelling mistakes or contractions or missing data (other than the first line of the address) where there are no contradictory

Document Classification - KPMG Confidential	8

KPMG LLP Engagement to perform agreed-upon procedures in relation to a portfolio of Irish mortgage loans proposed to be the subject of a securitisation 24 September 2026

No.	Data attribute in the Extraction File	Level	Procedure	Source/ Recalculation	Tolerance
elements are to be treated as matching the source
3b		Collateral

For each item in the Sample check if the data attribute per the Extraction File matches the source.

As instructed by the Data AUP Letter Recipients, where the source is incomplete, use Land Direct website to search the property address per the IT System and cross-check the Folio number observed back to the source.

As instructed by the Data AUP Letter Recipients, where the Land Registry / Registry of Deeds (RoD) search / Legal Charge / Folio is unavailable and/or the first charge is not yet registered (see Procedure 22), the data attribute has been checked to the Solicitors Undertaking.

				Land Registry / Registry of Deeds (RoD) search / Legal Charge / Folio / Irish Law Deed of Conveyance & Assignment (Unregistered Property) or where not available, the Solicitors Undertaking	Differences attributable to spelling mistakes or contractions or missing data (other than the first line of the address) where there are no contradictory elements are to be treated as matching the source
4	Regulatory Code	Loan	For each item in the Sample check if the data attribute per the Extraction File matches the source.	IT System	None
5a	Origination Date	Loan	For each item in the Sample check if the data attribute per the Extraction File matches the source.	IT System	None
5b		Loan	For each item in the Sample check if the data attribute per the Extraction File matches the source. As instructed by the Data AUP Letter Recipients, where there is a difference	Loan Acceptance / Loan Offer	+/- 180 days

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KPMG LLP Engagement to perform agreed-upon procedures in relation to a portfolio of Irish mortgage loans proposed to be the subject of a securitisation 24 September 2026

No.	Data attribute in the Extraction File	Level	Procedure	Source/ Recalculation	Tolerance
noted to the source due to an extension of the loan offer by a maximum of 2 weeks, which can be agreed to the IT System, this will not be marked as a difference.
6a	Origination Balance	Loan	For each item in the Sample check if the data attribute per the Extraction File matches the source.	IT System	None
6b		Loan	For each item in the Sample check if the data attribute per the Extraction File matches the source.	Loan Acceptance / Loan Offer	None
7	Maturity Date	Loan

For each item in the Sample check if the data attribute per the Extraction File matches the source.

As instructed by the Data AUP Letter Recipients, where there is a difference between the Extraction File and the IT System due to the prepayments made by the borrower post the Portfolio Date, and the Extraction File can be evidenced by a system generated email to the borrower, this will not be marked as a difference.

				IT System / System Generated Email to Borrower	+/- 30 days
8	Current Balance	Loan	For each item in the Sample check if the data attribute per the Extraction File matches the source.	IT System	None
9	Current Arrears Balance	Loan	For each item in the Sample check if the data attribute per the Extraction File matches the source.	IT System	None

Document Classification - KPMG Confidential	10

KPMG LLP Engagement to perform agreed-upon procedures in relation to a portfolio of Irish mortgage loans proposed to be the subject of a securitisation 24 September 2026

No.	Data attribute in the Extraction File	Level	Procedure	Source/ Recalculation	Tolerance
10	Current Interest Rate Type	Loan	For each item in the Sample check if the data attribute per the Extraction File matches the source.	IT System	None
11	Current Interest Rate	Loan	For each item in the Sample check if the data attribute per the Extraction File matches the source.	IT System	None
12	Repayment Method	Loan	For each item in the Sample check if the data attribute per the Extraction File matches the source.	IT System	None
13	Payment Due	Loan

For each item in the Sample check if the data attribute per the Extraction File matches the source.

As instructed by the Data AUP Letter Recipients, this procedure was performed with reference to the next payment due after the Portfolio Date.

				IT System	None
14	Property Type	Collateral

For each item in the Sample, check if the data attribute per the Extraction File matches the source.

As instructed by the Data AUP Letter Recipients, where the source states ‘Duplex’ and the Extraction File states ‘RTHS’ (Residential (Terraced Housse)), this will not be marked as a difference.

As instructed by the Data AUP Letter Recipients, where the Extraction File does not match the original valuation report but instead states the property type from a subsequent valuation report dated pre-

				Valuation Report	None

Document Classification - KPMG Confidential	11

KPMG LLP Engagement to perform agreed-upon procedures in relation to a portfolio of Irish mortgage loans proposed to be the subject of a securitisation 24 September 2026

No.	Data attribute in the Extraction File	Level	Procedure	Source/ Recalculation	Tolerance
origination, this will not be marked as a difference.
15.1	Original Valuation Amount	Collateral	For each item in the Sample check if the data attribute per the Extraction File matches the source.	IT System	None
15.2	Original Valuation Amount	Collateral

For each item in the Sample check if the data attribute per the Extraction File matches the source.

As instructed by the Data AUP Letter Recipients, where the Extraction File does not match the original valuation report but instead states the amount from a subsequent valuation report dated pre-origination, this will not be marked as a difference.

				Valuation Report	None
16.1	Original Valuation Date	Collateral	For each item in the Sample check if the data attribute per the Extraction File matches the source.	IT System	+/- 31 days
16.2	Original Valuation Date	Collateral

For each item in the Sample check if the data attribute per the Extraction File matches the source.

As instructed by the Data AUP Letter Recipients, where the Extraction File states the date from a subsequent report performed pre-origination, this will not be marked as a difference.

As instructed by the Data AUP Letter Recipients, where the Extraction File reflects date of the valuation report rather than the date of the inspection/visit, we have

				Valuation Report	+/- 31 days

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KPMG LLP Engagement to perform agreed-upon procedures in relation to a portfolio of Irish mortgage loans proposed to be the subject of a securitisation 24 September 2026

No.	Data attribute in the Extraction File	Level	Procedure	Source/ Recalculation	Tolerance

not marked it as a difference.

As instructed by the Data AUP Letter Recipients, where there is a difference between the Extraction File and the source, and the Extraction File reflects the latest correspondence from the valuer prior to origination, this will not be marked as a difference.

17	Original Valuation Type	Collateral	For each item in the Sample check if the data attribute per the Extraction File matches the source.	Valuation Report	None
18	Latest Restructure Type	Loan	For each item in the Sample check if the data attribute per the Extraction File matches the source.	IT System	None
19	Latest Restructure Date	Loan	For each item in the Sample check if the data attribute per the Extraction File matches the source.	IT System	None
20a	Signatures	Loan	For each item in the Sample check that the source has been signed in the designated space by the borrower.	Loan Acceptance / Loan Offer	None
20b		Loan	For each item in the Sample check that the source has been signed in the designated space by the valuer.	Valuation Report	None
21	Payment Made (last 3 months)	Loan	For each item in the Sample check that at least one payment has been made by the borrower in the last 3 months prior to the date of this Data AUP Letter.	IT System	None

Document Classification - KPMG Confidential	13

KPMG LLP Engagement to perform agreed-upon procedures in relation to a portfolio of Irish mortgage loans proposed to be the subject of a securitisation 24 September 2026

No.	Data attribute in the Extraction File	Level	Procedure	Source/ Recalculation	Tolerance
22	Legal Charge	Collateral

For each item in the Sample check if Nua Money Limited is described as having the first charge over the property.

As instructed by the Data AUP Letter Recipients, where the Land Registry / Registry of Deeds (RoD) search / Legal Charge / Folio is unavailable and/or the first charge is not yet registered, we have checked that a signed Solicitors Undertaking exists for each loan which contains the following text within the solicitor confirmation:

“so that on completion the Mortgage ranks as a first legal mortgage/charge on the Property”; or

“to lodge the purchase deed/transfer and the Mortgage in the application Registry so as to ensure that the Lender obtains a first legal mortgage/charge on the Property”.

				Land registry / Registry of Deeds (RoD) search / Legal charge / Folio / Irish Law Deed of Conveyance & Assignment (Unregistered Property) or where not available, the Solicitors Undertaking	None
23	Repayment Frequency	Loan	For each item in the Sample check if the data attribute per the Extraction File matches the source.	IT System	None
24	Borrower Year of Birth	Borrower	For each item in the Sample check if the data attribute per the Extraction File matches the source.	IT System	None
25	Purpose	Loan	For each item in the Sample check if the data attribute per the Extraction File matches the source.	IT System	None

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KPMG LLP Engagement to perform agreed-upon procedures in relation to a portfolio of Irish mortgage loans proposed to be the subject of a securitisation 24 September 2026

Notes in relation to the manner of reporting certain findings

1) Reporting the findings

Where a data attribute contained in the Extraction File for an individual mortgage loan does not match the source, this is to be reported as a ‘difference’ or ‘D’.

2) Statistical interpretation

For the purposes of the statistical interpretation, the Data AUP Letter Recipients require us to present the statistical extrapolation for each procedure as follows:

(i)	Calculation to be based on the total number of items in the Sample.

(ii)	Calculation to be performed treating differences as errors.

Where a procedure specifies agreement to specific documentation, and the Seller or the Mortgage Portfolio Servicer has provided as part of the source documentation written evidence of amendments or additions to an original document or documents, the instruction of the Data AUP Letter Recipients to us is to conduct the relevant procedure on the basis of the information contained in the amendments or additions to the original documentation and not the information contained in the original documentation.

In reporting findings on the basis of the procedures to be undertaken, the Data AUP Letter Recipients have specified that results are to be reported as being in agreement if any difference found is below the tolerance level, if any, set out above.

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KPMG LLP Engagement to perform agreed-upon procedures in relation to a portfolio of Irish mortgage loans proposed to be the subject of a securitisation 24 September 2026

Service B - Agreed-Upon Procedures relating to eligibility criteria

Provision of a data file

The Data AUP Letter Recipients have informed us that the Seller will provide a data file to us containing details of mortgage loans proposed to be the subject of a securitisation (the “Portfolio”) as at a date to be determined by the Data AUP Letter Recipients (the “EC Portfolio Date”) (the “EC Extraction File”).

Procedures

The procedures that the Data AUP Letter Recipients have instructed us, and that we have agreed, to perform in relation to the information contained in the EC Extraction File are set out in the table below.

No.	Eligibility Criteria	Procedure	Findings
(a)	Each Nua Mortgage Loan and Additional Mortgage Loan has a minimum Original Advance Amount of €50,000.	Check that the 'Original Principal Balance' field in the EC Extraction File is greater than or equal to EUR 50,000.	No findings noted
(b)	Each Nua Mortgage Loan and Additional Mortgage Loan has a maximum Original Advance Amount of €2,000,000.	Check that the 'Original Principal Balance' field in the EC Extraction File is less than or equal to EUR 2,000,000.	No findings noted
(c)	All Nua Mortgage Loan and Additional Mortgage Loans are granted on an amortising repayment basis.	Check that the 'Amortisation Type' field in the EC Extraction File is equal to 'FRXX' (French).	No findings noted
(d)	No Additional Mortgage Loan is to finance a buy-to-let.	Check that the 'Occupancy Type' field in the EC Extraction File is not equal to 'TLET' (Non-Owner Occupied or Buy-To-Let).	No findings noted
(e)	As at the Closing Date, there are no Mortgage Loans, where the Outstanding Principal Balance in respect of a single Borrower exceeds 2 per cent of the aggregate Outstanding Principal Balance of the aggregate of all Mortgage Loans within the Mortgage Portfolio.	Check that the sum of the 'Current Principal Balance' field in the EC Extraction File for each Borrower (as identified by the 'Original Obligor Identifier' field in the EC Extraction File) as a % of the sum of the 'Current Principal Balance' field in the EC Extraction File is less than or equal to 2%.	No findings noted
Key Features of Lending Criteria
1	(a) Each Mortgage Loan must be secured by a first ranking legal mortgage over either (i) a freehold property or (ii) a leasehold property with a minimum of 70 years of unexpired lease

(a) and (b):

Check that the ‘Property Type’ field in the EC Extraction File is equal to 'RHOS' (Residential (House, detached or semi-detached)), 'RFLT' (Residential (Flat or Apartment)), 'RBGL' (Residential (Bungalow)), or 'RTHS' (Residential (Terraced House)).

No findings noted

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KPMG LLP Engagement to perform agreed-upon procedures in relation to a portfolio of Irish mortgage loans proposed to be the subject of a securitisation 24 September 2026 term at the end of the term of the Mortgage Loan. (b) T

(b) The property must be located in Ireland and used as the Borrower's primary residence

(c) The Borrower must be at least 21 years old at the time of advance.

Check that the 'Lien' field in the EC Extraction File is equal to '1' and that the 'Geographic Region - Collateral' field in the EC Extraction File is equal to one of the following:

• IE041    • IE042    • IE051
• IE052    • IE053    • IE061
• IE062    • IE063

(c): Check that the difference between (i) the maximum year of the 'Borrower 1 Date of Birth' and where applicable, the year of 'Borrower 2 Date of Birth' field in the EC Extraction File; and (ii) the origination year (as identified by the 'Origination Date' field in the EC Extraction File); is greater than or equal to 21.
2	Loan to Value

The LTV is calculated at origination by dividing the aggregate principal amount advanced to the Borrower at origination, by the valuation of the property obtained by Nua Money Limited at or prior to the completion of the loan.	Check that the Original LTV (calculated as the 'Original Principal Balance' field in the EC Extraction File divided by the 'Original Valuation Amount' in the EC Extraction File, multiplied by 100) is less than or equal to 90%.	No findings noted
3	Valuations

In order for a valuation report to be accepted, it must be (i) valued in accordance with applicable international, European and national standards such as the International Valuation Standards Council, The European Group of Valuers	Check that the 'Original Valuation Method' field in the EC Extraction File is equal to 'FIEF' (Full, internal and external inspection).

	Check that the difference between the 'Origination Date' field in the EC Extraction File and the 'Original Valuation Date' field in the EC Extraction File is no more than 4 calendar months.	No findings noted

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KPMG LLP Engagement to perform agreed-upon procedures in relation to a portfolio of Irish mortgage loans proposed to be the subject of a securitisation 24 September 2026

Association, European Valuation Standards and the Royal Institution of Chartered Surveyors standards and (ii) no older than 4 months prior to the relevant Mortgage Loan advance.
4	Loan Amount The minimum loan amount is €50,000 and the maximum loan size on a single advance basis is €2,000,000.	Check that the 'Original Principal Balance' field in the EC Extraction File is greater than or equal to EUR 50,000 and less than or equal to EUR 2,000,000.	No findings noted
5	Mortgage Term The minimum term of each Mortgage Loan is five years and the maximum term is 40 years, provided that the term of the Mortgage Loan ends before the primary Borrower's 76th birthday.	Check that the difference between the assumed payment date and the 'Maturity Date' field in the EC Extraction File, inclusive of both the assumed payment month and maturity month, is greater than or equal to 60 and less than or equal to 480.

As instructed by the Data AUP Letter Recipients, the assumed payment date is calculated as follows:

- Where the 'Origination Date' in the EC Extraction File is dated on the first of the month, the assumed payment date would be the first day of the following month.

		- Where the 'Origination Date' in the EC Extraction File is dated on the second of the month or later, the assumed payment date would be the first day of the second calendar month following the 'Origination Date' in the EC Extraction File.	No findings noted
6	Borrowers

(a) A minimum of one and a maximum of two Borrowers are allowed to be party to the Mortgage Loan and they must intend to live in the same household.

(c) Borrowers must be employed and/or self-employed and able to	(a) Check that the 'Borrower 1 Date of Birth' field and where applicable 'Borrower 2 Date of Birth' field in the EC Extraction File are populated.

(c) Check that the 'Employment Status' field in the EC Extraction File is equal to 'EMRS' (Employed - Private Sector), 'EMBL' (Employed - Public Sector) or 'SFEM' (Self-employed).

		(e) Check that the difference between (i) the maximum year of the 'Borrower 1 Year of Birth' and where applicable, the year of	No findings noted

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KPMG LLP Engagement to perform agreed-upon procedures in relation to a portfolio of Irish mortgage loans proposed to be the subject of a securitisation 24 September 2026

evidence the necessary repayment capacity based on the sustainable source of income. (e) There is a minimum age requirement of 21 years of age at the time of the mortgage application.	‘Borrower 2 Year of Birth' field in the EC Extraction File; and (ii) the origination year (as identified by the 'Origination Date' field in the EC Extraction File); is greater than or equal to 21.
7	Income and Repayment Capacity

(a) In order to be considered for a mortgage, single applicants must have a minimum income of €25,000 and joint applicants a combined minimum income of €50,000. Income must be confirmed either through PAYE or through a self-employed income confirmation mechanism;

(c) As part of affordability assessment, an applicant's or joint applicants' sustainable income is estimated and verified that it is sufficient to cover the stressed cost of the proposed loan. When assessing this, a borrower's credit commitments, other committed expenses, essential living costs and an expenditure buffer are taken into account. The different components of the calculation are derived from multiple data sources including information stated by the borrower, the Central Credit Register, payslips and bank statements and various statistical sources in Ireland and comparative benchmarks values from other mortgage lenders;	(a) Check that:

- If the 'Borrower 1 Date of Birth' field in the EC Extraction File is populated and 'Borrower 2 Date of Birth' is not populated, check that the 'Primary Income' field in the EC Extraction File is greater than or equal to EUR 25,000.

- If the 'Borrower 1 Date of Birth' and 'Borrower 2 Date of Birth' fields in the EC Extraction File are populated, check that the sum of the 'Primary Income' and 'Secondary Income' fields in the EC Extraction File is greater than or equal to EUR 50,000.

(c) Check that the 'Primary Income Verification' and 'Secondary Income Verification' fields in the EC Extraction File are equal to 'VRFD' (Verified).	We have noted one mortgage loan with a combined income of less than EUR 50,000 (calculated as the sum of the 'Primary Income' and 'Secondary Income' fields in the EC Extraction File), which does not meet the criteria of greater than or equal to EUR 50,000 for a joint applicant mortgage.

No other findings noted.

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